EXHIBIT 99

                                                       One Franklin Parkway
                                                       San Mateo, CA  94403-1906

FRANKLIN TEMPLETON                                     tel 650/312.2000
       INVESTMENTS                                     franklintempleton.com
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Contact:  Franklin Resources, Inc.
          Investor Relations: Alan Weinfeld (650) 525-8900
          Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com

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                                                           FOR IMMEDIATE RELEASE

            FRANKLIN RESOURCES, INC. ANNOUNCES FIRST QUARTER RESULTS

     SAN MATEO, CA, JANUARY 24, 2002 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $118.5 million, or $0.45 per share diluted, on revenues of $618.2 million for the quarter ended December 31, 2001, compared with net income of $83.9 million, or $0.32 per share diluted, on revenues of $603.9 million in the preceding quarter and net income of $149.5 million, or $0.61 per share diluted, on revenues of $564.1 million in the comparable quarter a year ago. Operating results for Fiduciary Trust Company International, the company's recently acquired subsidiary, are included as of April 10, 2001.
     Revenues were up this quarter as compared to last quarter as a result of higher underwriting and distribution fees and banking/finance segment income. Operating expenses were down this quarter as compared to last quarter principally due to compensation and benefits and other expenses in the current quarter, a decrease in advertising and promotion, lower amortization of intangible assets related to the implementation of SFAS No. 142, and a net charge related to the events of September 11 in the prior quarter.
     As of December 31, 2001, assets under management by the company's subsidiaries were $266.3 billion, as compared to $246.4 billion last quarter and $226.9 billion at this time last year. Simple monthly average assets under management during the current quarter were $256.4 billion compared to $261.3 billion in the preceding quarter and $226.5 billion in the same quarter a year ago. Equity assets now comprise 53% of total assets under management as compared to 51% last quarter and 65% at December 31, 2000. Fixed income assets now comprise 30% of total assets under management, as compared to 32% last quarter and 29% at the same time last year. Hybrid assets now account for 14% of total assets under management, as compared to 15% last quarter and 4% at the same time last year. For the quarters ended December 31, 2001 and September 30, 2001, sales and reinvested dividends exceeded redemptions ("net inflows") complex-wide by $6.0 billion and $1.8 billion respectively. For the quarter ended December 31, 2000, net inflows were $2.6 billion.
     Charles B. Johnson, chairman and CEO of Franklin Resources, Inc., stated, "This has been a very positive quarter. We posted the strongest net inflows since March 1998, and we continue to see excellent investment performance across all asset classes. These leading indicators are very encouraging. Additionally, we implemented several cost control measures and we will continue to focus on costs while investing strategically to grow the company."

--------------------------------------------------------------------------------

FIRST QUARTER 2002 HIGHLIGHTS

PERFORMANCE AND PRODUCTS /1/,/2/
(See important footnotes in "Supplemental Information" section at the end of the release.)
* Over 85% of Franklin Templeton's long-term U.S. retail mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the one-, three-, five- and 10-year periods ended December 31, 2001. /3/,/4/
* Over 90% of Templeton equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the one-, three-, five- and 10-year periods ended December 31, 2001. Templeton Growth and Templeton Foreign funds ranked in the first quartile for the same time periods, and also outpaced their respective benchmark indices, the MSCI World Index and MSCI EAFE Index, for the same time periods. /3/,/7/
* While the S&P 500, Dow and NASDAQ were down 11.9%, 5.5% and 20.1% respectively for 2001, Mutual Shares, Mutual Beacon, Mutual Qualified and Mutual Financial Services funds were up 5.9%, 5.8%, 7.9% and 11.9%, respectively. Moreover, these funds outperformed all of these indices over the applicable three-, five- and 10-year periods ended December 31, 2001. /6/
* For 2001, Franklin Utilities Fund, Franklin Large Cap Value Fund and Mutual Discovery Fund all received #1 rankings in their respective Lipper peer groups for the one-year period ended December 31, 2001. /3/,/5/
* Over 95% of Franklin's tax-free income fund assets were in funds rated 4 or 5 stars overall by Morningstar as of December 31, 2001. /8/,/9/ Moreover, over 90% of Franklin's tax-free income fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the one-, three-, five- and 10-year periods ended December 31, 2001. /3/,/10/
* Over 75% of Franklin taxable fixed income assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the one-, three-, five- and 10-year periods ended December 31, 2001. Franklin U.S. Government Securities Fund, the first and one of the largest GNMA funds, ranked in the top quartile over the same time periods. /3/,/11/
* Launched two hedge fund of funds for qualified institutional and high net worth clients.
*    Introduced Templeton Global Long-Short Fund to U.S. investors.
* Launched five new Franklin, Templeton and Mutual Series funds for the UK market and three funds in Hong Kong and Korea. Also introduced Franklin U.S. Long-Short Fund in Europe and Franklin European Small-Mid Cap Growth Fund in the company's SICAV group.
* Over 91% of Franklin Templeton Investment Corp.'s Canadian retail mutual fund assets were in funds ranked 4 or 5 stars overall by Morningstar as of December 31, 2001. /12/
* Mutual Beacon Fund (Canada) was awarded "Best U.S. Equity Fund" at the 7th Annual Canadian Mutual Funds Awards Gala.

GLOBAL BUSINESS DEVELOPMENTS
*    Franklin  Templeton   Investments'  financial  professional  Web  site  was
     recognized for the second consecutive year as a "Top 10 Web Site for Financial Professionals" in KASINA'S annual study.
* Launched AdvisorCentral.Com, an industry-wide Internet portal for financial advisors.
* AdvisorCentral.Com was rated as the top technology deal of 2001 by AMERICAN BANKER'S FUTURE BANKER.
* Jennifer Bolt, chief Web officer, has been nominated for INSTITUTIONAL INVESTOR'S FUND ACTION "E-Commerce Executive/Team of the Year."
*    Offered additional online resources to Canadian dealers through FundCom.
* Signed up more than 20% of Franklin Templeton's German-based shareholders for online account access, and completed the development of a Portuguese shareholder Web site.
* In his "2002 Buyer's Guide to Mutual Funds" book, Gordon Pape selected Franklin Templeton as "Company of the Year" and Don Reed as "Executive of the Year" in Canada.

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 FRANKLIN RESOURCES, INC.
 CONSOLIDATED INCOME STATEMENTS
 (Dollar amounts in thousands except assets under          THREE MONTHS ENDED
 management and per share data)                                 DECEMBER 31
                                                                            %
                                                        2001      2000   CHANGE
                                                        ----      ----   ------
 OPERATING REVENUES
 Investment management fees                            $356,798 $345,785      3%
 Underwriting and distribution fees                     192,007  164,362     17%
 Shareholder servicing fees                              47,341   48,222    (2)%
 Other, net                                              22,061    5,705    287%
                                                      --------------------------
 TOTAL OPERATING REVENUES                               618,207  564,074     10%
                                                      --------------------------

 OPERATING EXPENSES
 Underwriting and distribution                          172,267  145,684     18%
 Compensation and benefits                              160,143  141,859     13%
 Information systems, technology and                     74,594   57,528     30%
    occupancy
 Advertising and promotion                               26,425   22,126     19%
 Amortization of deferred sales commissions              16,743   18,236    (8)%
 Amortization of intangible assets                        4,375    9,909   (56)%
 Other, net                                              20,795   19,754      5%
                                                      --------------------------
 TOTAL OPERATING EXPENSES                               475,342  415,096     15%
                                                      --------------------------

 OPERATING INCOME                                       142,865  148,978    (4)%
                                                      --------------------------

 OTHER INCOME (EXPENSE)
 Investment and other income                             18,329   49,956   (63)%
 Interest expense                                       (3,168)  (2,270)     40%
                                                      --------------------------
 OTHER INCOME (EXPENSE), NET                             15,161   47,686   (68)%
                                                      --------------------------

 Income before taxes on income                          158,026  196,664   (20)%
 Taxes on income                                         39,507   47,199   (16)%
                                                      --------------------------

 NET INCOME                                            $118,519 $149,465   (21)%
                                                      ==========================

 EARNINGS PER SHARE
      Basic                                               $0.45    $0.61   (26)%
      Diluted                                             $0.45    $0.61   (26)%

 DIVIDENDS PER SHARE                                     $0.070   $0.065      8%

 AVERAGE SHARES OUTSTANDING (in thousands)
      Basic                                             260,981  243,708      7%
      Diluted                                           261,636  244,409      7%

 EBITDA MARGIN /1/                                          30%      38%       -
 OPERATING MARGIN /2/                                       23%      26%       -

 ASSETS UNDER MANAGEMENT (in millions)
 Beginning of period                                   $246,385 $229,923      7%
      Sales                                              18,923   12,678     49%
      Reinvested Dividends                                2,536    5,419   (53)%
      Redemptions                                      (15,484) (15,472)      0%
      Acquisitions                                            -    3,708  (100)%
      Appreciation/(Depreciation)                        13,927  (9,347)     N/A
 END OF PERIOD                                         $266,287 $226,909     17%
 SIMPLE MONTHLY AVERAGE FOR PERIOD                     $256,396 $226,534     13%

/1/ EBITDA Margin: Earnings before interest, taxes on income, depreciation and the amortization of intangibles divided by total revenues.
/2/ Operating Margin: Operating income divided by total operating revenues.

--------------------------------------------------------------------------------

FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
   per share data)                                                Three Months Ended
                                          31-Dec-01  30-Sep-01     %    30-Jun-01   31-Mar-01  31-Dec-00
                                          ---------  ---------  Change  ---------   ---------  ---------
                                                                ------

OPERATING REVENUES
Investment management fees                 $356,798   $358,738    (1)%   $362,543    $340,136   $345,785
Underwriting and distribution fees          192,007    186,192      3%    180,757     178,165    164,362
Shareholder servicing fees                   47,341     45,618      4%     53,723      51,962     48,222
Other, net                                   22,061     13,335     65%     12,450       7,150      5,705
                                          ---------------------------------------------------------------
TOTAL OPERATING REVENUES                    618,207    603,883      2%    609,473     577,413    564,074
                                          ---------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution               172,267    166,073      4%    162,977     162,134    145,684
Compensation and benefits                   160,143    165,705    (3)%    167,643     140,074    141,859
Information systems, technology and          74,594     76,191    (2)%     70,576      59,002     57,528
   occupancy
Advertising and promotion                    26,425     32,388   (18)%     27,314      24,433     22,126
Amortization of deferred sales commissions   16,743     16,801      0%     16,361      17,579     18,236
Amortization of intangible assets             4,375     19,902   (78)%     16,672      10,107      9,909
Other, net                                   20,795     25,326   (18)%     23,234      19,611     19,754
September 11, 2001 expense, net                   -      7,649  (100)%          -           -          -
                                          ---------------------------------------------------------------
TOTAL OPERATING EXPENSES                    475,342    510,035    (7)%    484,777     432,940    415,096
                                          ---------------------------------------------------------------
OPERATING INCOME                            142,865     93,848     52%    124,696     144,473    148,978
                                          ---------------------------------------------------------------
OTHER INCOME (EXPENSE)
Investment and other income                  18,329     19,643    (7)%     34,698      32,054     49,956
Interest expense                            (3,168)    (3,138)      1%    (1,889)     (3,259)    (2,270)
                                          ---------------------------------------------------------------
OTHER INCOME (EXPENSE), NET                  15,161     16,505    (8)%     32,809      28,795     47,686
                                          ---------------------------------------------------------------
Income before taxes on income               158,026    110,353     43%    157,505     173,268    196,664
Taxes on income                              39,507     26,484     49%     37,802      41,584     47,199
                                          ---------------------------------------------------------------
NET INCOME                                 $118,519    $83,869     41%   $119,703    $131,684   $149,465
                                          ===============================================================

EARNINGS PER SHARE
     Basic                                    $0.45      $0.32     41%      $0.46       $0.54      $0.61
     Diluted                                  $0.45      $0.32     41%      $0.46       $0.54      $0.61

DIVIDENDS PER SHARE                          $0.070     $0.065      8%     $0.065      $0.065     $0.065

AVERAGE SHARES OUTSTANDING (in
thousands)
     Basic                                  260,981    261,639      0%    260,815     244,256    243,708
     Diluted                                261,636    263,005    (1)%    262,174     245,127    244,409

EBITDA MARGIN /1/                               30%        26%       -        32%         35%        38%
Operating Margin /2/                            23%        16%       -        20%         25%        26%

EMPLOYEES                                     6,603      6,868    (4)%      7,101       6,319      6,328
BILLABLE SHAREHOLDER ACCOUNTS (in millions)     8.9        8.4      6%       10.1        10.2        9.7


/1/ EBITDA Margin: Earnings before interest taxes on income, depreciation and the amortization of intangibles divided by total revenues.
/2/ Operating Margin: Operating income divided by total operating revenues.


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

FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts in thousands)
                                                           PRELIMINARY
                                                              DECEMBER     SEPTEMBER
                                                              31, 2001      30, 2001

ASSETS
Current Assets                                              $2,218,362    $1,930,276
Banking/Finance Assets                                         965,066     1,229,244
Other Assets                                                 2,886,526     3,106,130
--------------------------------------------------------------------------------------
TOTAL ASSETS                                                $6,069,954    $6,265,650
--------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities                                           $385,683      $457,433
Banking/Finance Liabilities                                    816,402     1,070,661
Other Liabilities                                              775,752       759,660
-------------------------------------------------------------------------------------
Total Liabilities                                            1,977,837     2,287,754
Total Stockholders' Equity                                   4,092,117     3,977,896
--------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $6,069,954    $6,265,650
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                      261,342       260,798
--------------------------------------------------------------------------------------


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

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
     (in billions)

                                          31-DEC-01    30-SEP-01   30-JUN-01   31-MAR-01   31-DEC-00
                                        -------------------------------------------------------------

      EQUITY
                    Global/International      $89.4        $80.2       $93.4       $87.6       $96.4
                    Domestic                   51.7         44.5        53.3        45.5        50.0
                                        -------------------------------------------------------------
                    Total Equity              141.1        124.7       146.7       133.1       146.4
                                        -------------------------------------------------------------

      HYBRID FUNDS                             38.6         36.1        38.3         9.8        10.1


      FIXED INCOME
                    Tax-Free                   48.3         48.4        46.9        45.8        45.0
                    Taxable
                      Domestic                 25.1         24.4        23.4        17.2        16.2
                      Global/International      7.4          7.2         7.2         3.9         3.7
                                        -------------------------------------------------------------
                    Total Fixed Income         80.8         80.0        77.5        66.9        64.9
                                        -------------------------------------------------------------

      MONEY FUNDS                               5.8          5.6         5.4         5.9         5.5

                                        -------------------------------------------------------------
TOTAL ENDING ASSETS                          $266.3       $246.4      $267.9      $215.7      $226.9
                                        -------------------------------------------------------------

                                        -------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS                $256.4       $261.3      $255.9      $224.9      $226.5
                                        =============================================================


ASSETS UNDER MANAGEMENT & FLOWS (in billions)

                                                             THREE MONTHS ENDED
                                          31-DEC-01   30-SEP-01    % CHANGE    31-DEC-00    % CHANGE
                                          ---------   ---------    --------    ---------    --------

BEGINNING ASSETS UNDER MANAGEMENT            $246.4       $267.9        (8)%      $229.9          7%
     U.S. RETAIL ASSETS
       Beginning Assets                      $158.1       $170.8        (7)%      $174.1        (9)%
       ---------------------------------------------------------------------------------------------
       Sales                                    9.8          9.5          3%         7.9         24%
       Reinvested Dividends                     2.4          0.6        300%         5.0       (52)%
       Redemptions                            (9.6)        (9.2)          4%      (10.9)       (12)%
       Acquisitions                               -            -           -         1.0      (100)%
       Appreciation/(Depreciation)              7.2       (13.6)         N/A       (8.6)         N/A
       ---------------------------------------------------------------------------------------------
       Ending Assets                          167.9        158.1          6%       168.5          0%
       ---------------------------------------------------------------------------------------------

     OTHER ASSETS, INCLUDING INTERNATIONAL, INSTITUTIONAL AND HIGH NET WORTH
       Beginning Assets                        88.3         97.1        (9)%        55.8         58%
       ---------------------------------------------------------------------------------------------
       Sales                                    9.1          5.3         72%         4.8         90%
       Reinvested Dividends                     0.2            -           -         0.4       (50)%
       Redemptions                            (5.9)        (4.4)         34%       (4.6)         28%
       Acquisitions                               -            -           -         2.7      (100)%
       Appreciation/(Depreciation)              6.7        (9.7)         N/A       (0.7)         N/A
       ---------------------------------------------------------------------------------------------
       Ending Assets                           98.4         88.3         11%        58.4         68%
       ---------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT               $266.3       $246.4          8%      $226.9         17%

TOTAL ASSETS UNDER MANAGEMENT
         BEGINNING ASSETS                    $246.4       $267.9        (8)%      $229.9          7%
         -------------------------------------------------------------------------------------------
         Sales                                 18.9         14.8         28%        12.7         49%
         Reinvested Dividends                   2.6          0.6        333%         5.4       (52)%
         Redemptions                         (15.5)       (13.6)         14%      (15.5)          0%
         Acquisitions                             -            -           -         3.7      (100)%
         Appreciation/(Depreciation)           13.9       (23.3)         N/A       (9.3)         N/A
         -------------------------------------------------------------------------------------------
         ENDING ASSETS                       $266.3       $246.4          8%      $226.9         17%
         --------------------------------------------------------------------------------------------
Note: A significant number of institutional assets are invested in U.S. Retail funds and are disclosed in that category in the above table. Total institutional and high net worth assets at December 31, 2001 were over $95 billion.

--------------------------------------------------------------------------------

ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE
     (in billions)
                                                                     THREE MONTHS ENDED
                                                                31-DEC-01  30-SEP-01   31-DEC-00
                                                                ---------  ---------   ---------

GLOBAL/INTERNATIONAL EQUITY
       Beginning Assets                                            $80.2       $93.4       $97.6
       ------------------------------------------------------------------------------------------
       Sales                                                         7.2         4.4         3.7
       Reinvested Dividends                                          0.8           -         2.9
       Redemptions                                                 (6.9)       (4.5)       (6.7)
       Acquisitions                                                    -           -         2.2
       Appreciation/(Depreciation)                                   8.1      (13.1)       (3.3)
       ------------------------------------------------------------------------------------------
       Ending Assets                                                89.4        80.2        96.4
       ------------------------------------------------------------------------------------------

DOMESTIC EQUITY
       Beginning Assets                                             44.5        53.3        53.9
       ------------------------------------------------------------------------------------------
       Sales                                                         3.4         2.7         3.4
       Reinvested Dividends                                          1.1           -         1.7
       Redemptions                                                 (2.2)       (2.6)       (2.3)
       Acquisitions                                                    -           -           -
       Appreciation/(Depreciation)                                   4.9       (8.9)       (6.7)
       ------------------------------------------------------------------------------------------
       Ending Assets                                                51.7        44.5        50.0
       ------------------------------------------------------------------------------------------

HYBRID
       Beginning Assets                                             36.1        38.3         9.3
       ------------------------------------------------------------------------------------------
       Sales                                                         1.2         0.6         0.2
       Reinvested Dividends                                          0.1         0.1         0.2
       Redemptions                                                 (0.5)       (0.7)       (0.4)
       Acquisitions                                                    -           -         1.1
       Appreciation/(Depreciation)                                   1.7       (2.2)       (0.3)
       ------------------------------------------------------------------------------------------
       Ending Assets                                                38.6        36.1        10.1
       ------------------------------------------------------------------------------------------

TAX-FREE INCOME
       Beginning Assets                                             48.4        46.9        44.0
       ------------------------------------------------------------------------------------------
       Sales                                                         1.6         1.6         0.9
       Reinvested Dividends                                          0.3         0.3         0.3
       Redemptions                                                 (1.2)       (1.1)       (1.2)
       Acquisitions                                                    -           -           -
       Appreciation/(Depreciation)                                 (0.8)         0.7         1.0
       ------------------------------------------------------------------------------------------
       Ending Assets                                                48.3        48.4        45.0
       ------------------------------------------------------------------------------------------

TAXABLE FIXED INCOME
       Beginning Assets                                             31.6        30.6        19.8
       ------------------------------------------------------------------------------------------
       Sales                                                         2.6         2.5         1.5
       Reinvested Dividends                                          0.2         0.1         0.2
       Redemptions                                                 (2.0)       (1.9)       (1.3)
       Acquisitions                                                    -           -         0.4
       Appreciation/(Depreciation)                                   0.1         0.3       (0.7)
       ------------------------------------------------------------------------------------------
       Ending Assets                                                32.5        31.6        19.9
       ------------------------------------------------------------------------------------------

MONEY FUNDS
       Beginning Assets                                              5.6         5.4         5.3
       ------------------------------------------------------------------------------------------
       Sales                                                         2.9         3.0         3.0
       Reinvested Dividends                                          0.1         0.1         0.1
       Redemptions                                                 (2.7)       (2.8)       (3.6)
       Acquisitions                                                    -           -           -
       Appreciation/(Depreciation)                                 (0.1)       (0.1)         0.7
       ------------------------------------------------------------------------------------------
       Ending Assets                                                 5.8         5.6         5.5
       ------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                    $266.3      $246.4      $226.9

--------------------------------------------------------------------------------

CONFERENCE CALL INFORMATION
---------------------------

     As previously announced, members of the investment community and general public are invited to listen to the conference call today, Thursday, January 24,
                                                    ----------------------------
2002 at 1:30 p.m. Pacific Time. Access to the  teleconference  will be available
------------------------------
via  franklintempleton.com 10 minutes before the start of the call or by dialing
(800) 553-0288 in the U.S. or (612) 288-0340 internationally.
     A replay of the call will be archived on franklintempleton.com through January 31, 2002. The replay can also be accessed by calling (800) 475-6701 in the U.S. or (320) 365-3844 internationally and using access code #620641, after 5:00 p.m. Pacific Time on January 24 through 11:59 p.m. Pacific Time on January 31.
     Franklin Templeton Investments provides global and domestic investment management, shareholder and distribution services to the Franklin, Templeton and Mutual Series mutual funds, institutional and private accounts in approximately 125 different nations worldwide. Franklin Templeton Investments' headquarters are located at One Franklin Parkway, San Mateo, CA, 94403.

SUPPLEMENTAL INFORMATION
------------------------

/1/ Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. For more information on any U.S. Franklin Templeton fund, investors should request a prospectus containing more complete information, including sales charges, expenses and risks, from securities dealers or by calling Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN(R) (1-800/342-5236). Investors should read the prospectus carefully before investing or sending money. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
/2/ PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Morningstar ratings are based on Class A shares. Lipper rankings are based on Class A shares, with the exception of those for Mutual Series, which are based on Class Z shares, which are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. All asset data is based on 11/30/01 figures. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary. Investment return and principal value will fluctuate with market conditions and an investor may experience a gain or loss when they sell their shares.
/3/ Lipper calculates averages by taking all the funds in a peer group and averaging their total returns for the periods indicated. Lipper tracks 128 peer groups of long-term U.S. retail mutual funds, and the groups vary in size from 9 to 880. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
/4/ Source: Lipper(R) Inc., 12/31/01. Of the eligible Franklin Templeton non-money market funds tracked by Lipper, 45, 47, 34 and 17 funds ranked in the top quartile and 22, 14, 20 and 20 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.
/5/ Source: Lipper(R) Inc., 12/31/01. Franklin Utilities Fund Advisor Class ranked #1 in a universe of 96 funds for the one-year period and 16 of 84 for the three-year period. Franklin Utilities Fund Advisor Class (inception 1/1/97) does not have a five-year or 10-year track record. Advisor Class shares are offered to certain qualified investors. Franklin Utilities Fund Class A ranked #2 in a universe of 96 funds in Lipper's "Utility Funds" group for the one-year period, 17 of 84 for the three-year period, 36 of 69 for the five-year period, and 13 of 18 for the 10-year period. Franklin Large Cap Value Fund Class A ranked #1 in a universe of 308 funds in Lipper's "Large-Cap Value Funds" group for the one-year period. Mutual Discovery Fund Class Z ranked #1 in a universe of 40 funds in Lipper's "Global Small-Cap Funds" group for the one-year period, 5 of 35 for the three-year period, and 6 of 26 for the five-year period.
/6/ Mutual Shares, Mutual Beacon, Mutual Qualified and Mutual Financial Services fund returns are based on Class A shares without sales charges. Mutual Shares and Mutual Beacon funds were down -0.1% and -0.3%, respectively for the one-year period ended December 31, 2001 based on Class A shares with sales charges. Mutual Qualified and Mutual Financial Services funds were up 1.7% and 5.4% respectively for the one-year period ended December 31, 2001 based on Class A shares with sales charges. Mutual Shares, Mutual Beacon and Mutual Qualified funds were up 10.4%, 10.6%, 10.3%, respectively for the five-year period ended December 31, 2001 based on Class A shares with sales charges. Mutual Shares, Mutual Beacon and Mutual Qualified funds were up 14.4%, 14.7%, 14.6%, respectively for the 10-year period ended December 31, 2001 based on Class A shares  with  sales  charges.  Mutual  Financial  Services  was up  16.1%

--------------------------------------------------------------------------------
since inception based on Class A shares with sales charges. Mutual Financial Services (inception 8/19/97) does not have a five-year or 10-year track record. Prior to 11/1/96 only a single class of fund shares was offered without a sales charge and Rule 12b-1 expenses. Returns shown are a restatement of the original class to include the Rule 12b-1 fees as though in effect from the fund's inception. Source for S&P 500, Dow, and NASDAQ: Standard & Poor's Micropal.
/7/ Source: Lipper(R) Inc., 12/31/01. 9 out of 11 eligible Templeton equity funds ranked in the top two Lipper quartiles for the one-year period, 8 of 11 for the three-year period, 5 of 11 for the five-year period and 6 of 8 for the 10-year period for their respective Lipper peer groups. Templeton Growth Fund Class A ranked 9 in a universe of 290 funds in Lipper's "Global Funds" group for the one-year period, 25 of 211 for the three-year period, 33 of 135 for the five-year period and 4 of 27 for the 10-year period. Templeton Foreign Fund Class A ranked 12 in a universe of 758 funds in Lipper's "International Funds" group for the one-year period, 35 of 551 for the three-year period, 64 of 351 for the five-year period and 12 of 63 for the 10-year period. Source for MSCI returns: Standard & Poor's Micropal.
/8/ Source: [Morningstar](C) 12/31/01. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/01. The ratings are subject to change every month. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns, if applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. Morningstar does not guarantee the accuracy of the information.
/9/ Source: [Morningstar](C) 12/31/01. Nineteen Franklin tax-free income funds received four stars, and nine received five stars.
/10/ Source: Lipper(R)Inc., 12/31/01. 27 out of 34 eligible tax-free funds ranked in the top two Lipper quartiles for the one-year period, 26 of 34 for the three-year period, 29 of 34 for the five-year period and 20 of 27 for the 10-year period for their respective Lipper peer groups.
/11/ Source: Lipper(R) Inc., 12/31/01. 5 out of 10 eligible Franklin taxable fixed income funds ranked in the top two Lipper quartiles for the one-year period, 5 of 10 for the three-year period, 5 of 8 for the five-year period, and 2 of 6 for the 10-year period for their respective Lipper peer groups. Franklin U.S. Government Securities Fund Class A ranked 15 in a universe of 60 funds in Lipper's "GNMA Funds" group for the one-year period, 12 of 47 for the three-year period, 7 of 38 for the five-year period and 4 of 22 for the 10-year period. /12/ Source: [Morningstar](C)12/31/01. Of the eligible Canadian funds rated by Morningstar, six received five stars and 9 received four stars.

FORWARD-LOOKING STATEMENTS
--------------------------

     Statements in this press release regarding Franklin Resources, Inc.'s business which are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These risks, uncertainties and other important factors are either set forth below or described in more detail in the risk factor section in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, the "Forward-Looking Statements" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Form 10-K for the fiscal year ended September 30, 2001.
* The levels of our assets under management are subject to significant fluctuations.
*    We face strong competition from numerous and sometimes larger companies.
* Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
* We have become subject to an increased risk of asset volatility from changes in the domestic and global equity markets due to the recent terrorist attacks.
* Previously announced revenue and cost synergies from the acquisition of Fiduciary Trust may not be fully realized or may take longer to realize than expected.
* In the future, we may incur materially increased insurance costs or may not be able to obtain the same types or amounts of coverage as a result of the recent terrorist attacks.
* We may not recover all losses on insurance claims for property damage and business interruptions.
* We could experience disruption from the relocation of Fiduciary Trust's New York offices, making it more difficult to maintain relationships with clients or employees.

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